UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 9, 2011 (November 8, 2011)
Aircastle Limited
(Exact name of registrant as specified in its charter)

Bermuda	001-32959	98-0444035

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Aircastle Advisor LLC, 300 First Stamford Place,		06902
Stamford, Connecticut

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (203) 504-1020

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EX-99.1

Section 7 — Regulation FD
Item 7.01 Regulation FD Disclosure.
On November 8, 2011 Aircastle Limited announced that Michael Inglese, Chief Financial Officer, will be presenting at Citi’s 2011 North American Credit Conference on Tuesday, November 15, 2011 at 10:45 a.m. Eastern Time at The Waldorf Astoria in New York City. Mr. Inglese will also be presenting at the Stephens, Inc. Fall Investment Conference on Wednesday, November 16, 2011 at 8:30 a.m. Eastern Time at The New York Palace Hotel in New York City.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(d) Exhibit 99.1 Press Release dated November 8, 2011 which is being furnished hereto pursuant to Item 7.01.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRCASTLE LIMITED
(Registrant)

/s/ David Walton
David Walton
Chief Operating Officer, General
Counsel and Secretary
Date: November 9, 2011

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated November 8, 2011